Leases - Operating Lease, Maturity (Detail) ¥ in Thousands, $ in Thousands	Dec. 31, 2019 CNY (¥)	Dec. 31, 2019 USD ($)	Jan. 01, 2019 CNY (¥)
Schedule of Operating Lease Maturity [Line Items]
2020	¥ 7,634	$ 1,081
2021	5,617	795
2022	1,885	267
2023	60	8
2024	60	8
Thereafter	181	26
Total undiscounted lease payments	15,437	2,185
Less: imputed interest	(1,138)	(161)
Total lease liabilities	¥ 14,299	$ 2,024	¥ 11,333